Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION	ENTERED 05/20/2020

)
In re:	)	Chapter 11
)
HORNBECK OFFSHORE SERVICES, INC., et al.,[1]	)	Case No. 20-32679 (DRJ)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. 23

ORDER (A) APPROVING NOTIFICATION

AND HEARING PROCEDURES FOR CERTAIN

TRANSFERS OF COMMON STOCK AND (B) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”) (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock, (b) directing that any purchase, sale, or other transfer of Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio, and (c) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’

[1]

Due to the large number of Debtors in these chapter 11 cases, for which joint administration has been requested, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.stretto.com/hornbeck. The location of the Debtors’ service address is: 8 Greenway Plaza, Suite 1525, Houston, Texas 77046.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1. The Motion is granted on a final basis as set forth herein.

2. The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved;

provided, however, any party in interest may request emergency relief from the Procedures.

3. Any transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

4. In the case of any such transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Court, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.

5. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.

6. As soon as is practicable following entry of this Order, the Debtors shall file a Form 8-K with a reference to the entry of the Order.

7. The Debtors shall post the Procedures to the website established by Stretto3 for these chapter 11 cases (http://cases.stretto.com/hornbeck), such notice being reasonably calculated to provide notice to all parties that may be affected by the Procedures, whether known or unknown.

8. Nothing herein shall preclude any person desirous of acquiring any Common Stock from requesting relief from this Order from this Court, subject to the Debtors’ rights to oppose such relief.

9. Other than to the extent that this Order expressly conditions or restricts trading in Common Stock, nothing in this Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.

10. The requirements set forth in this Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

11. Notwithstanding anything else in this Order, the authorizations and other relief granted hereunder, and any payment or other actions by the Debtors pursuant to such authorizations and any claim for any such payment, shall be subject in all respects to the terms and conditions of, including all requirements imposed upon the Debtors under, any orders entered by the Court authorizing the Debtors’ entry into any postpetition debtor-in-possession financing facility and/or the Debtors’ use of cash collateral, including without limitation any budget required in connection therewith (in either case, the “DIP Orders”). To the extent that there may be any inconsistency between the terms of this Order and the terms of any DIP Orders, the terms of the DIP Orders shall govern.

[3]	Stretto is the trade name of Bankruptcy Management Solutions, Inc., and its subsidiaries.

12. Notwithstanding the relief granted in this Order and any actions taken pursuant to such relief, nothing in this Order shall be deemed: (a) an admission as to the amount of, basis for, or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ or any other party in interest’s right to dispute any claim on any grounds; (c) a promise or requirement to pay any claim; (d) an implication or admission that any particular claim is of a type specified or defined in the Motion or any order granting the relief requested by the Motion or a finding that any particular claim is an administrative expense claim or other priority claim; (e) a request or authorization to assume, adopt, or reject any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) an admission as to the validity, priority, enforceability, or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates; (g) a waiver or limitation of the Debtors’, or any other party in interest’s, rights under the Bankruptcy Code or any other applicable law; or (h) a concession by the Debtors that any liens (contractual, common law, statutory, or otherwise) that may be satisfied pursuant to the relief requested in the Motion are valid, and the rights of all parties in interest are expressly reserved to contest the extent, validity, or perfection or seek avoidance of all such liens.

13. Nothing contained in the Motion or this Order shall be construed to (a) create or perfect, in favor of any person or entity, any interest in cash of a Debtor that did not exist as of the Petition Date or (b) alter or impair the validity, priority, enforceability, or perfection of any security interest or lien, in favor of any person or entity, that existed as of the Petition Date.

14. The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).

15. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

16. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon its entry.

17. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Order in accordance with the Motion.

18. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Signed: May 20, 2020.

/s/ DAVID R. JONES
DAVID R. JONES UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

Procedures for Transfers of

Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF COMMON STOCK

The following procedures apply to transfers of Common Stock:1

a.

Any entity (as defined in section 101(15) of the Bankruptcy Code) that is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the Court, and serve upon: (i) the Debtors, 103 Northpark Boulevard, Covington, Louisiana 70433, Attn: Samuel Giberga; (ii) proposed co-counsel to the Debtors, (a) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Edward O. Sassower, P.C. and Ameneh M. Bordi, and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn: Ryan Blaine Bennett, P.C. and Benjamin M. Rhode, and (b) Jackson Walker L.L.P., 1401 McKinney Street, Suite 1900, Houston, Texas 77010, Attn: Matthew D. Cavenaugh; (iii) counsel to any statutory committee appointed in these cases; (iv) the Office of the U.S. Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002; (v) counsel to the Secured Lender Group, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Darren S. Klein and Stephanie Massman; (vi) counsel to the Noteholder Committee, Milbank LLP, 55 Hudson Yards, New York, New York 10001, Attn: Gerard Uzzi and Eric K. Stodola; and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 30 calendar days after the date of the Notice of Entry of NOL Order (as defined herein), or (B) 10 calendar days after becoming a Substantial Shareholder; provided, however, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

[1]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

c.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock” and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

d.

The Debtors shall have 20 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to use their Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 20-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 20-day waiting period for each Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable (and in no event later than 2 calendar days prior to the expiration of the 20-day period) to counsel to each of the Secured Lender Group and Noteholder Committee, and any statutory committee(s) appointed in these chapter 11 cases.

e.

For purposes of these Procedures a “Substantial Shareholder” is any entity or individual person that has Beneficial Ownership of at least 1,782,072 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock).[2]

[2]	Based on approximately 39,601,589 shares of Common Stock for purposes of section 382 of the IRC as of the Petition Date.

2

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.

No later than 2 business days following entry of the Order, the Debtors shall serve a notice by first class mail, substantially in the form attached to these Procedures as Exhibit 1D (the “Notice of Entry of NOL Order”), on: (i) the Office of the U.S. Trustee for the Southern District of Texas; (ii) the entities listed on the consolidated list of creditors holding the 30 largest unsecured claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; and (vi) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable).

b.

All registered and nominee holders of Common Stock shall be required to serve the Notice of Entry of NOL Order on any holder for whose benefit such registered or nominee holder holds such Common Stock, down the chain of ownership for all such holders of Common Stock.

c.

Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock to another entity or individual shall be required to serve a copy of the Notice of Entry of NOL Order on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.

d.	As soon as is practicable following entry of the Order, the Debtors shall file a Form 8-K with a reference to the entry of the Order.

e.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

3

EXHIBIT 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
HORNBECK OFFSHORE SERVICES, INC., et al.,[1]	)	Case No. 20-32679 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock (any such record or Beneficial Ownership of common stock, “Common Stock”), or of any Beneficial Ownership therein. Hornbeck Offshore Services, Inc. is a debtor and debtor in possession in Case No. 20-32679 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

[1]

Due to the large number of Debtors in these chapter 11 cases, for which joint administration has been requested, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.stretto.com/hornbeck. The location of the Debtors’ service address is: 8 Greenway Plaza, Suite 1525, Houston, Texas 77046.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,782,072 shares of Common Stock (representing approximately 4.5 percent of all of the issued and outstanding shares of common stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382- 2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of                       , 2020, the undersigned party currently has Beneficial Ownership of shares of                      Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. [•]] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

2

Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: , 20
,
(City) (State)

3

EXHIBIT 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
HORNBECK OFFSHORE SERVICES, INC., et al.,[1]	)	Case No. 20-32679 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock (any such record or Beneficial Ownership of common stock “Common Stock”) of Hornbeck Offshore Services, Inc., or of any Beneficial Ownership therein. Hornbeck Offshore Services, Inc. is a debtor and debtor in possession in Case No. 20-32679 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

[1]

Due to the large number of Debtors in these chapter 11 cases, for which joint administration has been requested, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.stretto.com/hornbeck. The location of the Debtors’ service address is: 8 Greenway Plaza, Suite 1525, Houston, Texas 77046.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,782,072 shares of Common Stock (representing approximately 4.5 percent of all of the issued and outstanding shares of Common Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382- 2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                      , 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                  .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. [•]] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

2

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted, (Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:	,	20
,
	(City)	(State)

3

EXHIBIT 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
HORNBECK OFFSHORE SERVICES, INC., et al.,[1]	)	Case No. 20-32679 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock (any such record or Beneficial Ownership of common stock, “Common Stock”) of Hornbeck Offshore Services, Inc., or of any Beneficial Ownership therein. Hornbeck Offshore Services, Inc. is a debtor and debtor in possession in Case No. 20-32679 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on                      , 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock after such transfer becomes effective.

[1]

Due to the large number of Debtors in these chapter 11 cases, for which joint administration has been requested, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.stretto.com/hornbeck. The location of the Debtors’ service address is: 8 Greenway Plaza, Suite 1525, Houston, Texas 77046.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                  .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. [•]] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted, (Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated:	,	20
,
	(City)	(State)

3

EXHIBIT 1D

Notice of Entry of NOL Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
HORNBECK OFFSHORE SERVICES, INC., et al.,[1]	)	Case No. 20-32679 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)
)

NOTICE OF DISCLOSURE PROCEDURES

APPLICABLE TO CERTAIN HOLDERS OF COMMON STOCK AND

DISCLOSURE PROCEDURES FOR TRANSFERS OF COMMON STOCK

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK (THE “COMMON STOCK”) OF HORNBECK OFFSHORE SERVICES, INC.:

PLEASE TAKE NOTICE that    on    May    19,    2020    (the “Petition    Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).    Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of an Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. [•]] (the “Motion”).

[1]

Due to the large number of Debtors in these chapter 11 cases, for which joint administration has been requested, a complete list of the Debtor entities and the last four digits of their federal tax identification numbers is not provided herein. A complete list may be obtained on the website of the Debtors’ proposed claims and noticing agent at http://cases.stretto.com/hornbeck. The location of the Debtors’ service address is: 8 Greenway Plaza, Suite 1525, Houston, Texas 77046.

PLEASE TAKE FURTHER NOTICE that on [•], 2020, the Court entered the Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief [Docket No. [•]] (the “Order”) approving procedures for certain transfers of Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, as soon as is practicable following entry of the Order, the Debtors shall file a Form 8-K with a reference to the entry of the Order.

[2]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Order or the Motion, as applicable.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Stretto,3 will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at http://cases.stretto.com/hornbeck.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, failure to follow the procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that nothing in the Order shall preclude any person desirous of acquiring any Common Stock from requesting relief from the Order from this Court, subject to the Debtors’ rights to oppose such relief.

PLEASE TAKE FURTHER NOTICE that other than to the extent that the Order expressly conditions or restricts trading in Common Stock, nothing in the Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, or other transfer of Common Stock, beneficial ownership thereof, or option with respect thereto in violation of the Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

[3]	Stretto is the trade name of Bankruptcy Management Solutions, Inc., and its subsidiaries.

3

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

Houston, Texas
[•], 2020

/s/
JACKSON WALKER L.L.P.	KIRKLAND & ELLIS LLP
Matthew D. Cavenaugh (TX Bar No. 24062656)	KIRKLAND & ELLIS INTERNATIONAL LLP
Kristhy M. Peguero (TX Bar No. 24102776)	Edward O. Sassower, P.C. (pro hac vice pending)
Jennifer F. Wertz (TX Bar No. 24072822)	Ameneh M. Bordi (pro hac vice pending)
Veronica A. Polnick (TX Bar No. 24079148)	601 Lexington Avenue
1401 McKinney Street, Suite 1900	New York, New York 10022
Houston, Texas 77010	Telephone: (212) 446-4800
Telephone: (713) 752-4200	Facsimile: (212) 446-4900
Facsimile: (713) 752-4221	Email: edward.sassower@kirkland.com
Email: mcavenaugh@jw.com	ameneh.bordi@kirkland.com
kpeguero@jw.com
jwertz@jw.com	-and-
vpolnick@jw.com
Ryan Blaine Bennett, P.C. (pro hac vice pending) Benjamin M. Rhode (pro hac vice pending)
Proposed Co-Counsel to the Debtors	300 North LaSalle Street
and Debtors in Possession	Chicago, Illinois 60654
Telephone: (312) 862-2000
Facsimile: (312) 862-2200
Email: ryan.bennett@kirkland.com
benjamin.rhode@kirkland.com

Proposed Co-Counsel to the Debtors
and Debtors in Possession